SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   November 21, 2003

Yahoo! Inc.

(Exact name of registrant as specified in charter)

Delaware	0-28018	77-0398689
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

701 First Avenue, Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

(408) 349-3300
Registrant’s telephone number including area code

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On January 2, 2004, Yahoo! Holdings (Hong Kong) Limited, a subsidiary of Yahoo! Inc., completed its acquisition of 3721 Network Software Company Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2004

Yahoo! Inc.

	By:	/s/ Michael J. Callahan
Michael J. Callahan
Senior Vice President,
General Counsel and Secretary